Exhibit 21.1
List of Subsidiaries of Pebblebrook Hotel Trust

	Name	State of Incorporation or Organization
1.	Pebblebrook Hotel, L.P.	Delaware
2.	Pebblebrook Hotel Lessee, Inc.	Delaware
3.	Huskies Owner, LLC	Delaware
4.	Huskies Lessee, LLC	Delaware
5.	Orangemen Owner, LLC	Delaware
6.	Orangemen Lessee, LLC	Delaware
7.	Gator Owner, LLC	Delaware
8.	Gator Lessee, LLC	Delaware
9.	Jayhawk Owner, LLC	Delaware
10.	Jayhawk Lessee, LLC	Delaware
11.	Blue Devils Owner, LLC	Delaware
12.	Blue Devils Lessee, LLC	Delaware
13.	Wildcats Owner, LLC	Delaware
14.	Wildcats Lessee, LLC	Delaware
15.	Terrapins Owner, LLC	Delaware
16.	Skamania Lodge Furnishings, LLC	Delaware
17.	Terrapins Lessee, LLC	Delaware
18.	Spartans Owner, LLC	Delaware
19.	Spartans Lessee, LLC	Delaware
20.	South 17th Street OwnerCo Mezzanine, L.P.	Delaware
21.	South 17th Street OwnerCo, L.P.	Delaware
22.	South 17th Street LeaseCo, LLC	Delaware
23.	South 17th Street LeaseCo Mezzanine, LLC	Delaware
24.	Bruins Owner, LLC	Delaware
25.	Bruins Hotel Owner, L.P.	Delaware
26.	Bruins Lessee, LLC	Delaware
27.	Running Rebels Owner, LLC	Delaware
28.	Running Rebels Lessee, LLC	Delaware
29.	Wolverines Owner, LLC	Delaware
30.	Wolverines Lessee, LLC	Delaware
31.	Razorbacks Owner, LLC	Delaware
32.	Razorbacks Lessee, LLC	Delaware
33.	Cardinals Owner, LLC	Delaware
34.	Cardinals Lessee, LLC	Delaware
35.	Hoyas Owner, LLC	Delaware
36.	Hoyas Lessee, LLC	Delaware
37.	Wolfpack Owner, LLC	Delaware
38.	Wolfpack Lessee, LLC	Delaware
39.	Golden Eagles Owner, LLC	Delaware
40.	Golden Eagles Lessee, LLC	Delaware
41.	Miners Owner, LLC	Delaware

42.	Miners Hotel Owner, L.P.	Delaware
43.	Miners Lessee, LLC	Delaware
44.	Ramblers Owner, LLC	Delaware
45.	Ramblers Hotel Owner, L.P.	Delaware
46.	Ramblers Lessee, LLC	Delaware
47.	Bearcats Owner, LLC	Delaware
48.	Bearcats Hotel Owner, L.P.	Delaware
49.	Bearcats Lessee, LLC	Delaware
50.	Buckeyes Owner, LLC	Delaware
51.	Buckeyes Hotel Owner, L.P.	Delaware
52.	Buckeyes Lessee, LLC	Delaware
53.	Golden Bears Owner, LLC	Delaware
54.	Golden Bears Lessee, LLC	Delaware
55.	Dons Owner, LLC	Delaware
56.	Dons Hotel Owner, L.P.	Delaware
57.	Dons Lessee, LLC	Delaware
58.	Crusaders Owner, LLC	Delaware
59.	Crusaders Hotel Owner, L.P.	Delaware
60.	Crusaders Lessee, LLC	Delaware
61.	Beavers Owner, LLC	Delaware
62.	Beavers Lessee, LLC	Delaware
63.	Menudo Owner, LLC	Delaware
64.	Menudo Lessee, LLC	Delaware
65.	RHCP Owner, LLC	Delaware
66.	RHCP Hotel Owner, L.P.	Delaware
67.	RHCP Lessee, LLC	Delaware
68.	Flatts Owner, LLC	Delaware
69.	Flatts Lessee, LLC	Delaware
70.	NKOTB Owner, LLC	Delaware
71.	NKOTB Lessee, LLC	Delaware
72.	Hazel Owner, LLC	Delaware
73.	Hazel Lessee, LLC	Delaware
74.	Creedence Owner, LLC	Delaware
75.	Creedence Hotel Owner, L.P.	Delaware
76.	Creedence Lessee, LLC	Delaware
77.	Portland Hotel Trust	Maryland
78.	371 Seventh Avenue Co., LLC	Delaware
79.	371 Seventh Avenue Co. Lessee, LLC	Delaware
80.	150 East 34th Street Co., LLC	Delaware
81.	150 East 34th Street Co. Lessee, LLC	Delaware
82.	LaSalle Hotel Operating Partnership, L.P.	Delaware
83.	Ping Merger OP GP, LLC	Delaware
84.	Glass Houses	Maryland
85.	LaSalle Washington One Lessee, Inc.	Delaware
86.	Westban Hotel Investors, LLC	Delaware
87.	LHO Backstreets, LLC	Delaware
88.	LHO Backstreets Lessee, LLC	Delaware

89.	Harborside, LLC	Florida
90.	Harborside Lessee, LLC	Delaware
91.	PDX Pioneer, LLC	Delaware
92.	PDX Pioneer Lessee, LLC	Delaware
93.	Sunset City, LLC	Delaware
94.	Sunset City Lessee, LLC	Delaware
95.	PC Festivus, LLC	Delaware
96.	PC Festivus Lessee, LLC	Delaware
97.	LHO Onyx Hotel One, LLC	Delaware
98.	LHO Onyx One Lessee, LLC	Delaware
99.	RW New York, LLC	Delaware
100.	RW New York Lessee, LLC	Delaware
101.	LHO Michigan Avenue Freezeout, LLC	Delaware
102.	LHO Michigan Avenue Freezeout Lessee, LLC	Delaware
103.	LHO Chicago River, LLC	Delaware
104.	LHO Chicago River Lessee, LLC	Delaware
105.	LHO Harborside Hotel, LLC	Delaware
106.	Don't Look Back, LLC	Delaware
107.	Don't Look Back Lessee, LLC	Delaware
108.	Look Forward Lessee, LLC	Delaware
109.	Look Forward, LLC	Delaware
110.	NYC Serenade, LLC	Delaware
111.	NYC Serenade Lessee, LLC	Delaware
112.	Viva Soma, L.P.	Delaware
113.	Viva Soma Lessee, Inc.	Delaware
114.	Viva Soma, LLC	Delaware
115.	LHO Hollywood LM, L.P.	Delaware
116.	Ramrod Lessee, Inc.	Delaware
117.	SF Treat, L.P.	Delaware
118.	SF Treat, LLC	Delaware
119.	SF Treat Lessee, Inc.	Delaware
120.	Fun to Stay, L.P.	Delaware
121.	Fun to Stay Lessee, Inc.	Delaware
122.	Fun to Stay, LLC	Delaware
123.	LHOBerge, L.P.	Delaware
124.	LHOBerge Lessee, Inc.	Delaware
125.	LHOBerge, LLC	Delaware
126.	Serenity Now, L.P.	Delaware
127.	Serenity Now Lessee, Inc.	Delaware
128.	Serenity Now, LLC	Delaware
129.	Let It FLHO, L.P.	Delaware
130.	Let It FLHO Lessee, Inc.	Delaware
131.	Let It FLHO, LLC	Delaware
132.	Seaside Hotel, L.P.	Delaware
133.	Seaside Hotel Lessee, Inc.	Delaware
134.	Seaside Hotel, LLC	Delaware
135.	Chamber Maid, L.P.	Delaware

136.	Chamber Maid Lessee, Inc.	Delaware
137.	Chamber Maid, LLC	Delaware
138.	Geary Darling, L.P.	Delaware
139.	Geary Darling Lessee, Inc.	Delaware
140.	Geary Darling, LLC	Delaware
141.	Lucky Town Burbank, L.P.	Delaware
142.	Lucky Town Burbank Lessee, Inc.	Delaware
143.	Lucky Town Burbank, LLC	Delaware
144.	Souldriver, L.P.	Delaware
145.	Souldriver Lessee, Inc.	Delaware
146.	Souldriver, LLC	Delaware
147.	LHO Grafton Hotel, L.P.	Delaware
148.	LHO Grafton Hotel Lessee, Inc.	Delaware
149.	LHO Grafton Hotel, LLC	Delaware
150.	Park Sunset, LLC	Delaware
151.	LHO Mission Bay Hotel, L.P.	California
152.	Paradise Lessee, Inc.	Delaware
153.	LHO San Diego Financing, LLC	Delaware
154.	LHO Mission Bay Rosie Hotel, L.P.	Delaware
155.	LHO Mission Bay Rosie Lessee, Inc.	Delaware
156.	LHO Mission Bay Rosie Hotel, LLC	Delaware
157.	LHO Le Parc, L.P.	Delaware
158.	LHO Le Parc Lessee, Inc.	Delaware
159.	LHO Le Parc, LLC	Delaware
160.	LHO Santa Cruz Hotel One, L.P.	Delaware
161.	LHO Santa Cruz One Lessee, Inc.	Delaware
162.	LHO Santa Cruz Hotel One, LLC	Delaware
163.	LHO San Diego Hotel One, L.P.	Delaware
164.	LHO San Diego One Lessee, Inc.	Delaware
165.	LHO San Diego Hotel One, LLC	Delaware
166.	Wild I, LLC	Delaware
167.	Wild Innocent I, L.P.	Delaware
168.	Wild Innocent I Lessee, LLC	Delaware
169.	Innocent I, LLC	Delaware
170.	LHO Washington Hotel One, LLC	Delaware
171.	DC One Lessee, LLC	Delaware
172.	LHO Washington Hotel Two, LLC	Delaware
173.	DC Two Lessee, LLC	Delaware
174.	LHO Washington Hotel Three, LLC	Delaware
175.	DC Three Lessee, LLC	Delaware
176.	LHO Washington Hotel Four, LLC	Delaware
177.	DC Four Lessee, LLC	Delaware
178.	I&G Capitol, LLC	Delaware
179.	DC I&G Capital Lessee, LLC	Delaware
180.	LHO Washington Hotel Six, LLC	Delaware
181.	DC Six Lessee, LLC	Delaware
182.	LHO Tom Joad Circle DC, LLC	Delaware

183.	LHO Tom Joad Circle DC Lessee, LLC	Delaware
184.	H Street Shuffle, LLC	Delaware
185.	H Street Shuffle Lessee, LLC	Delaware
186.	Silver P, LLC	Delaware
187.	Silver P Lessee, LLC	Delaware
188.	Curator IP, LLC	Delaware
189.	CHRC, LLC	Delaware
190.	Curatorbrook Lessee, LLC	Delaware
191.	Curatorbrook Hotel, LLC	Delaware
192.	Z Collection, LLC	Delaware
193.	Golden Isles Owner, LLC	Delaware
194.	Golden Isles Lessee, LLC	Delaware
195.	Happy Hour Owner, LLC	Delaware
196.	MVHF Hotel Holdings I, LLC	Delaware
197.	Madison MVHF (Alternative) Investor, LLC	Delaware
198.	MVHF Hotel Holdings, LLC	Delaware
199.	MVHF, LLC	Delaware
200.	Happy Hour Lessee, LLC	Delaware
201.	Jewel Owner, LLC	Delaware
202.	Jewel Hotel Owner, L.P.	Delaware
203.	Jewel Lessee, LLC	Delaware
204.	Napoli Owner, LLC	Delaware
205.	Napoli Lessee, LLC	Delaware
206.	Goat Owner, LLC	Delaware
207.	Goat Lessee, LLC	Delaware
208.	PEB Finance Corp.	Delaware
209.	Boston Harbor Lessee, LLC	Delaware